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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITOR'S CONSENT


     We consent to the reference to our firm under the caption "Experts" in Amendment No. 1 to Registration Statement (Form S-4) and the related prospectus of Viad Corp for the registration of its Common Stock and to the incorporation by reference therein of our report dated February 2, 1996, appearing in the Annual Report on Form 10-KSB of Game Financial Corporation for the year ended December 31, 1996.


                                          LURIE, BESIKOF, LAPIDUS & CO., LLP

Minneapolis, Minnesota

November 5, 1997